SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

September 1, 2005

MOBILEPRO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817
(Address of principal executive offices) (Zip Code)

(301) 315-9040
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 6, 2005 we issued a press release to announce that we hired James L. Magruder, Jr. as our Executive Vice President. The Executive Employment Agreement with Mr. Magruder is dated September 1, 2005. The agreement provides that Mr. Magruder is hired for a term of twelve months during which he will be paid an aggregate base salary of $180,000.

Mr. Magruder has been a telecom consultant since May 2004 and was prior to that CEO of Direct Partner Telecom.

A copy of the press release and the Executive Employment Agreement are attached as exhibits under Item 9.01 of this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits Furnished.

10.1 Executive Employment Agreement, dated as of September 1, 2005.
99.1 Press Release, dated September 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright
Jay O. Wright
President and Chief Executive Officer
MOBILEPRO CORP.

Date: September 8, 2005